SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549




                                   FORM 8-K/A - #1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 27, 1999

                         Cooper Tire & Rubber Company
                         ----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         1-4329                     34-4297750
----------------              -------------------         ---------------------
(State or other               (Commission File            (IRS Employer Number)
 jurisdiction of              Identification No.)
 incorporation)


                 Lima & Western Avenues, Findlay, Ohio   45840
                 ---------------------------------------------
                    (Address of principal executive offices)


                                (419) 423-1321
                                --------------
             (Registrant's telephone number, including area code)


                    The Exhibit Index is located at page 8.

Item 2.  Acquisition of Assets

         On October 27, 1999 Cooper Tire & Rubber Company ("Cooper"), a Delaware corporation, completed its previously announced acquisition of The Standard Products Company ("Standard"), an Ohio corporation, following approval by Standard's shareholders at a meeting of Standard's shareholders held on October 26, 1999. Pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 27, 1999, by and among Cooper, Standard and CTB Acquisition Company ("CTB"), an Ohio corporation and wholly owned subsidiary of Cooper, CTB merged with and into Standard. Each share of Standard common stock was converted into the right to receive $36.50 in cash. Payment to Standard's shareholders and the retirement of certain Standard debt was funded through borrowings under Cooper's credit facilities. At the closing date, Cooper financed the acquisition with borrowings under its existing long-term and short-term credit facilities. On December 13, 1999 the Company issued long-term public debt to retire those credit facility borrowings. The notes require semiannual interest payments and have interest rates and maturity dates as follows:

                                    Interest
                        Amount        Rate        Maturity
                     $225,000,000     7.25%      12/16/2002
                      350,000,000     7.75%      12/15/2009
                      225,000,000     8.00%      12/15/2019
                      -----------
                     $800,000,000


         The Company's press release issued October 27, 1999 is hereby incorporated by reference as filed on its Form 8-K dated November 5, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (a) Financial Statements of Businesses Acquired. Standard's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 is incorporated by reference.

 (b)     Pro Forma Financial Information.

                    UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

              The following unaudited pro forma condensed statement of income for the 12 months ended December 31, 1998 has been prepared by combining the consolidated statement of income of Cooper for its fiscal year ended December 31, 1998 with the consolidated statement of income of Standard for the 12 months ended December 31, 1998. The unaudited pro forma condensed statement of income for the nine months ended September 30, 1999 has been prepared by combining the consolidated statements of income of Cooper and Standard for the nine months ended September 30, 1999. These combined results were adjusted to give effect to the merger as if it had occurred on January 1, 1998 and January 1, 1999, respectively, and include adjustments for amortization of goodwill, interest expense, and the tax effect of the interest expense adjustment.

              The unaudited pro forma condensed balance sheet at September 30, 1999 has been prepared by combining the consolidated balance sheets as of September 30, 1999 of Cooper and Standard, which have been adjusted to give effect to the merger as if it had occurred on September 30, 1999 and include estimated adjustments for purchase accounting and borrowings by Cooper to finance the acquisition. The pro forma financial statements include preliminary estimates and assumptions which Cooper's management believes are reasonable.

              The merger of Cooper and Standard will be accounted for as a purchase transaction. The assets acquired and liabilities assumed of Standard are recorded at estimated fair values as determined by Cooper's management based on information currently available and on current tentative assumptions as to the future operations of Standard. Cooper will have a valuation performed on certain of Standard's tangible assets (principally property, plant and equipment) and identifiable intangible assets to establish their fair values. In the meantime, Cooper has recorded Standard's property, plant and equipment at Standard's historical cost. The excess of cost over the values preliminarily assigned to the net assets acquired, which has been classified as goodwill in the accompanying pro forma balance sheet, will be allocated to tangible and identified intangible assets and to goodwill. The assumed estimated useful lives of these assets are thirty years. Cooper will also be reviewing and determining the fair values of the other assets acquired and liabilities assumed.

              Cooper plans to achieve cost savings and synergies through the integration of the operations of Standard with those of Cooper. The unaudited pro forma condensed financial statements set forth herein do not reflect these anticipated amounts. Cooper has put into place a number of integration teams which are charged with formalizing the integration plans and restructuring opportunities for each of the business units. As it is Cooper's intent to minimize disruption of the ongoing businesses and the external parties with whom they regularly interface, Cooper will seek to obtain a sound understanding of the major issues before proceeding with definitive action. Accordingly, at this time, integration plans cannot yet be discussed with a great deal of specificity.

              In general terms, Cooper will be focusing on the following areas of integration: 1) elimination of redundant administrative overhead and support activities, including the consolidation of administrative functions currently performed at Standard's world headquarters in Dearborn, Michigan and Cooper's Engineered Products headquarters in Auburn, Indiana, 2) consolidation of purchasing activities, 3) potential rationalization of the Company's facilities with the goal of achieving optimum operating efficiencies, and 4) rationalization and/or restructuring of the manufacturing, sales, information technology and research and development organizations to eliminate redundancies in these activities. Management continues to evaluate the strategic fit of certain of the acquired operations with its long-term vision for the Company, known as "Cooper 21."

              As a result of the acquisition of Standard, Cooper will incur costs to 1) exit and consolidate activities at Standard and Cooper locations, 2) involuntarily terminate employees and relocate continuing employees of Standard and Cooper and 3) integrate operating locations and other activities of Standard and Cooper (integration costs). Generally accepted accounting principles require that the Standard integration costs be reflected as assumed liabilities in the allocation of purchase price of Standard to the net assets of Standard acquired. These liabilities will be recorded under purchase accounting as integration plans and related cost estimates are finalized. These same accounting rules require that Cooper integration costs be recorded as expense as incurred subsequent to the acquisition date.

              The allocation of the purchase price to the acquired assets and liabilities of Standard is subject to revision as a result of the final determination of appraised and other fair values.

              The unaudited pro forma condensed financial statements do not necessarily reflect the actual results of operations or financial position of Cooper which would have resulted had the merger occurred at an earlier date. The pro forma information is not necessarily indicative of future results of operations for the combined companies. The unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and related notes of Cooper and Standard incorporated into this document by reference.


                       UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                  UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                                     Nine months ended
                                    September 30, 1999
                                   ---------------------  Pro Forma   Pro Forma
                                     Cooper    Standard  Adjustments  Combined
                                   ---------- ---------- ----------- ----------
                                      (In thousands except per share amounts)
         Revenues:
           Net sales               $1,495,122 $  840,132             $2,335,254
           Other income                 1,525      2,767                  4,292
                                    ---------  ---------              ---------
                                    1,496,647    842,899              2,339,546
         Costs and expenses:
           Cost of products sold    1,222,304    720,171 $  8,968 (A) 1,951,443
           Selling, general and
             administrative           100,044     63,899                163,943
           Nonrecurring charge                    23,512                 23,512
           Interest                    11,209     11,271   40,522 (B)    63,002
                                    ---------  ---------  -------     ---------
                                    1,333,557    818,853   49,490     2,201,900
                                    ---------  ---------  -------     ---------
         Income before income
           taxes                      163,090     24,046  (49,490)      137,646
         Provision for income
           taxes                       59,143     10,092  (16,209)(C)    53,026
                                    ---------  ---------  -------     ---------
         Net income                $  103,947 $   13,954 $(33,281)   $   84,620
                                    =========  =========  =======     =========
         Average common shares
           outstanding - diluted       75,895                            75,895
         Net income per share -
           diluted                      $1.37                             $1.11
        Ratio of earnings to
           fixed charges (G)            11.2x                              2.9x


                  UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

                                    Twelve months ended
                                     December 31, 1998
                                   ---------------------  Pro Forma   Pro Forma
                                     Cooper    Standard  Adjustments  Combined
                                   ---------- ---------- ----------- ----------
                                      (In thousands except per share amounts)
         Revenues:
           Net sales               $1,876,125 $1,080,645             $2,956,770
           Other income                 3,635      1,975                  5,610
                                    ---------  ---------              ---------
                                    1,879,760  1,082,620              2,962,380
         Costs and expenses:
           Cost of products sold    1,545,489    933,640 $ 12,403 (A) 2,491,532
           Selling, general and
             administrative           120,830     78,952                199,782
           Interest                    15,224     12,792   54,030 (B)    82,046
                                    ---------  ---------  -------     ---------
                                    1,681,543  1,025,384   66,433     2,773,360
                                    ---------  ---------  -------     ---------
         Income before income
           taxes                      198,217     57,236  (66,433)      189,020
         Provision for income
           taxes                       71,250     20,076  (21,612)(C)    69,714
                                    ---------  ---------  -------     ---------
         Net income                $  126,967 $   37,160 $(44,821)   $  119,306
                                    =========  =========  =======     =========
         Average common shares
           outstanding - diluted       77,656                            77,656
         Net income per share -
           diluted                      $1.64                             $1.54
         Ratio of earnings to
           fixed charges (G)            10.0x                              3.0x



                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                                          As of
                                    September 30, 1999
                                   --------------------   Pro Forma   Pro Forma
                                     Cooper    Standard  Adjustments  Combined
                                   ----------  --------  ----------- ----------
                                                    (In thousands)
         Current assets:
           Cash and cash
             equivalents           $   40,302  $ 21,057  $ 6,200 (F) $   67,559
           Accounts receivable        412,548   167,196   50,000 (E)    629,744
           Inventories                167,811    56,770   12,964 (D1)   237,545
           Prepaid expenses and
             deferred income taxes     23,349    37,675   (2,119)(D2)    58,905
                                    ---------   -------  -------      ---------
               Total current assets   644,010   282,698   67,045        993,753

         Property, plant and
           equipment                  908,597   325,289               1,233,886
         Goodwill                           -    70,834  (70,834)(D3)
                                                         427,978 (D9)   427,978
         Intangibles and other
           assets                     100,190    55,100   (1,281)(D2)   154,009
                                    ---------   -------  -------      ---------
               Total assets        $1,652,797  $733,921 $422,908     $2,809,626
                                    =========   =======  =======      =========

         Current liabilities:
           Short-term debt and
             current portion of
             long-term debt        $   11,501  $ 22,077 $ 14,600 (D5)
                                                         (19,600)(F)
                                                           5,000 (D6) $  33,578
         Accounts payable and
           accrued liabilities        205,423   202,032                 407,455
                                    ---------   -------  -------      ---------
               Total current
                 liabilities          216,924   224,109        -        441,033

         Long-term debt               205,119   184,230  800,000 (F)
                                                          50,000 (E)
                                                        (180,000)(F)  1,059,349
         Postretirement benefits
           other than pensions        155,985    24,750      119 (D4)   180,854
         Other long-term
           liabilities                 50,287    23,194    8,453 (D2)    81,934
         Deferred income taxes         76,977    27,417   (5,443)(D7)    98,951
         Stockholders' equity:
           CTB stockholders' equity   947,505         -        -        947,505
           SPD stockholders' equity         -   250,221 (250,221)(D8)         -
                                    ---------   -------  -------      ---------
                                      947,505   250,221 (250,221)       947,505
                                    ---------   -------  -------      ---------
               Total liabilities
                 and stockholders'
                 equity            $1,652,797  $733,921 $422,908     $2,809,626
                                    =========   =======  =======      =========


               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


(A) To amortize over 30 years the excess of the purchase price over the fair value of net assets acquired, net of goodwill amortization previously recorded by Standard.

(B) To adjust interest expense to reflect the borrowings described in the "Unaudited Pro Forma Condensed Financial Information."

(C) To provide for income taxes at an incremental tax rate of 40% for interest expense adjustments.

(D) To allocate on a preliminary basis the purchase price for Standard as follows (in thousands):
     D1  Adjust acquired inventories to estimated fair value         $  12,964
     D2  Adjust pension liability to reflect the excess of the
         benefit obligations over the fair value of plan assets        (11,853)
     D3  Eliminate the goodwill related to Standard's acquisitions
         of businesses in prior years                                  (70,834)
     D4  Adjust liability for postretirement benefits to estimated
         benefit obligation                                               (119)
     D5  Record additional debt to be incurred by Standard relating
         to its stock options and restricted shares                    (14,600)
     D6  Record additional debt to be incurred for estimated
         transaction expenses                                           (5,000)
     D7  Record income taxes for adjustments D1, D2, D4 and D5
         assuming a 40% incremental tax rate                             5,443
     D8  Eliminate shareholders' equity of Standard                    250,221
     D9  Record preliminary estimate of the excess of the purchase
         price over the fair value of the net assets acquired          427,978
                                                                       -------
                                                                      $594,200
                                                                      ========

     The estimated aggregate purchase price is derived as follows:
        Acquisition of Standard outstanding common shares at
        $36.50 per share                                              $584,400
        Estimated transaction costs                                      2,600
        Costs related to change of control agreements and employment
        contracts                                                        7,200
                                                                       -------
                                                                      $594,200
                                                                      ========

(E) To reflect the termination of Standard's accounts receivable factoring program and the debt resulting from the termination.

(F) To record the debt incurred to finance the acquisition and reflect the retirement of Standard's borrowings under its credit agreement.

(G) Earnings used to calculate the ratio of earnings to fixed charges consist of pro forma consolidated income before income taxes, adjusted for the portion of fixed charges deducted from such earnings. Fixed charges consist of interest on all indebtedness (including capital lease obligations), amortization of debt expense, capitalized interest, and the portion of interest expense on operating leases deemed representative of the interest factor.

 (c)     Exhibits.  The following exhibits are filed herewith:

         (2) Agreement and Plan of Merger, dated as of July 27,1999, by and among Cooper, Standard and CTB (Incorporated by reference to Appendix A to the proxy statement-prospectus included in Cooper's Registration Statement on Form S-4 (File No. 333-86559) filed on September 3, 1999)

         (23) Consent of Arthur Andersen LLP

         (99) Cooper's press release, issued October 27, 1999, announcing the completion of the acquisition of Standard included in Cooper's Form 8-K dated November 5, 1999



                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Cooper has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COOPER TIRE & RUBBER COMPANY


Date:	January 10, 2000                     By: /S/ Eileen B. White
                                              -----------------------------
                                              Corporate Controller
                                              (Principal Accounting Officer)

                               EXHIBIT INDEX


EXHIBIT   DESCRIPTION
-------   -----------

 (2) Agreement and Plan of Merger, dated as of July 27,1999, by and among Cooper, Standard and CTB (Incorporated by reference to Appendix A to the proxy statement-prospectus included in Cooper's Registration Statement on Form S-4 (File No. 333-86559) filed on September 3,
          1999)

 (23)     Consent of Arthur Andersen LLP

 (99) Cooper's press release, issued October 27, 1999, announcing the completion of the acquisition of Standard included in Cooper's Form 8-K dated November 5, 1999

                                                                 Exhibit (23)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K/A of our report dated July 22, 1999 and August 23, 1999, included in The Standard Products Company's Form 10-K for the year ended June 30, 1999. It should be noted that we have not audited any financial statements of the company subsequent to June 30, 1999 or performed any audit procedures subsequent to the date of our report.



/S/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP



Detroit, Michigan
January 10, 2000